EXHIBIT 99.1

THE CHARLES SCHWAB CORPORATION

News Release

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Alison Wertheim	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-636-5812	Phone: 415-636-9869

SCHWAB REPORTS QUARTERLY RESULTS

Strong client relationships and financial discipline yield 35% increase in EPS from continuing operations.

SAN FRANCISCO, July 16, 2008 – The Charles Schwab Corporation announced today that its income from continuing operations (which excludes U.S. Trust) was $313 million for the second quarter of 2008, up 22% from the second quarter of 2007. For the six months ended June 30, 2008, the company’s income from continuing operations was $618 million, up 26% from the first half of 2007.

	Three Months Ended —June 30,—		% Change	Six Months Ended —June 30,—		% Change
Financial Highlights	2008	2007		2008	2007
Net revenues (in millions)(1)	$1,308	$1,205	9%	$2,615	$2,358	11%
Net income (in millions)	$295	$292	1%	$600	$565	6%
Diluted earnings per share	$.26	$.23	13%	$.52	$.45	16%
Pre-tax profit margin(1)	39.3%	35.2%		39.1%	34.6%
Return on stockholders’ equity	32%	23%		31%	22%

Results from continuing operations:
Income (in millions)	$313	$256	22%	$618	$492	26%
Diluted earnings per share	$.27	$.20	35%	$.53	$.39	36%

(1)	Prior period amounts are presented on a continuing operations basis to exclude U.S. Trust, which was sold on July 1, 2007.

Chairman and CEO Charles Schwab said, “I’m very pleased with how our business model continued to deliver great service and consistent financial results in the second quarter. Clients brought $26 billion in net new assets to the company and total client assets ended June at $1.4 trillion, up 1% from June 2007. Active brokerage accounts and retirement plan participants were up 5% and 13% over the year-earlier levels, and banking accounts more than doubled to 355,000. Even in a tough market environment, our business showed standout growth and profitability.”

CFO Joe Martinetto commented, “With strong asset inflows from clients during the second quarter, we achieved 9% year-over-year growth in net revenue despite headwinds from lower short term interest rates and flat to down equity markets. Our ongoing financial discipline helped limit overall expense growth to just 2% and fueled a 39.3% pre-tax profit margin, a 35% increase in earnings per share from continuing operations, and a 32% return on equity. Our financial discipline is also reflected in a strong balance sheet that includes a high-quality loan portfolio – mortgage delinquencies at Schwab Bank were 0.33% of outstanding balances as of month-end June, a fraction of the national average, and loan charge-offs totaled just $0.8 million for the quarter.”

Business highlights for the second quarter (data as of quarter-end unless otherwise noted):

Schwab Investor Services Business (SIS)

•	Client assets enrolled in Schwab advice offers = $52.8 billion, down 4% year-over-year. Accounts enrolled = 211,000, up 1% year-over-year.

•	Unveiled a website, geared towards providing 25-to-40 year olds with relevant financial information via articles, calculators, charts and glossaries, as well as a peer comparison tool.

Schwab Institutional® Business (SI)

•

Announced a comprehensive platform, “Schwab Business Start-up Solutions,” to support registered investment advisors transitioning to independence, including start-up financing, technology, marketing, and back office support.

•

Enhanced outsourcing capabilities for registered investment advisors through Schwab Performance Technologies PortfolioServicesTM, a full-service performance reporting solution based on Schwab’s PortfolioCenter® data management software, and the outsourcing service experience of recently acquired Etelligent Consulting, Inc.

Schwab Corporate and Retirement Services Business (SCRS)

•

Expanded Charles Schwab Trust Company’s offering of target-date collective trust funds to include the Schwab Indexed Retirement Trust FundsTM, designed specifically for defined contribution plan participants.

•

Introduced Schwab Retirement SolutionsTM, in partnership with Schwab Investor Services, to provide business owners with retirement plan consulting and administration services for plans of all types and sizes.

•

Enhanced Schwab Personal Choice Retirement Account® (PCRA) capabilities, enabling participants to open multiple self-directed brokerage accounts within a retirement plan account to hold investments for both Traditional and Roth contributions as well as managed account programs.

Products and Infrastructure

•	For Charles Schwab Bank:

•	Balance sheet assets = $21.6 billion, up 72% year-over-year.

•	Outstanding mortgage and home equity loans = $4.7 billion, up 76% year-over-year.

•	First mortgage originations during the quarter = $1.1 billion.

•	Schwab Bank’s High Yield Investor CheckingTM celebrated its first anniversary, ending the second quarter with 239,000 accounts and $2.6 billion in balances.

•

Schwab and Texas Tech announced the inaugural Schwab Research Scholar, who will study the competencies sought by financial services institutions as they hire new generations of employees. The new Schwab Technology Complex at Texas Tech was also unveiled, with an expected opening date of fall 2008. These activities are funded by a grant from the Charles Schwab Foundation.

•	Expanded the Laudus Mondrian Funds line-up by introducing a series of funds that will invest primarily in global, international, and emerging market equities.

•

Schwab announced the winners of the inaugural National Financial Literacy Challenge, a test of personal finance understanding for U.S. high school students. The ten highest-performing students received a $2,500 college scholarship, and a $1,000 contribution was made to the program that provided their personal finance education.

Supporting schedules are either attached or located at: http://www.aboutschwab.com/media/xls/q2_2008_schedule.xls

About Charles Schwab

The Charles Schwab Corporation (Nasdaq: SCHW) is a leading provider of financial services, with more than 300 offices and 7.3 million client brokerage accounts, 1.3 million corporate retirement plan participants, 355,000 banking accounts, and $1.4 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Schwab Institutional division. The Charles Schwab Bank (member FDIC) provides banking and mortgage services and products. More information is available at www.schwab.com.

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THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Net Revenues
Asset management and administration fees	$618	$586	$1,231	$1,120

Interest revenue	478	553	988	1,104
Interest expense	(51)	(164)	(142)	(331)

Net interest revenue	427	389	846	773

Trading revenue	230	198	476	400
Other	33	32	62	65

Total net revenues	1,308	1,205	2,615	2,358

Expenses Excluding Interest
Compensation and benefits	438	449	875	879
Professional services	84	81	168	155
Occupancy and equipment	72	70	146	138
Advertising and market development	58	52	134	118
Communications	52	51	104	100
Depreciation and amortization	37	39	75	78
Other	53	39	91	75

Total expenses excluding interest	794	781	1,593	1,543

Income from continuing operations before taxes on income	514	424	1,022	815
Taxes on income	(201)	(168)	(404)	(323)

Income from continuing operations	313	256	618	492
(Loss) income from discontinued operations, net of tax	(18)	36	(18)	73

Net Income	$295	$292	$600	$565

Weighted-Average Common Shares Outstanding — Diluted	1,154	1,257	1,157	1,262

Earnings Per Share — Basic
Income from continuing operations	$.27	$.21	$.54	$.39
(Loss) income from discontinued operations, net of tax	$(.01)	$.03	$(.02)	$.06
Net income	$.26	$.24	$.52	$.45
Earnings Per Share — Diluted
Income from continuing operations	$.27	$.20	$.53	$.39
(Loss) income from discontinued operations, net of tax	$(.01)	$.03	$(.01)	$.06
Net income	$.26	$.23	$.52	$.45

Dividends Declared Per Common Share	$.05	$.05	$.10	$.10

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q2-08 % change		2008		2007
(In millions, except per share amounts and as noted)	vs. Q2-07	vs. Q1-08	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net Revenues (1)
Asset management and administration fees	5%	1%	$618	$613	$628	$610	$586
Net interest revenue	10%	2%	427	419	441	433	389
Trading revenue	16%	(7%)	230	246	242	218	198
Other	3%	14%	33	29	34	30	32

Total net revenues	9%	—	1,308	1,307	1,345	1,291	1,205

Expenses Excluding Interest (1)
Compensation and benefits	(2%)	—	438	437	455	447	449
Professional services	4%	—	84	84	88	81	81
Occupancy and equipment	3%	(3%)	72	74	74	70	70
Advertising and market development	12%	(24%)	58	76	68	44	52
Communications	2%	—	52	52	50	50	51
Depreciation and amortization	(5%)	(3%)	37	38	39	39	39
Other (2)	36%	39%	53	38	45	48	39

Total expenses excluding interest	2%	(1%)	794	799	819	779	781

Income from continuing operations before taxes on income	21%	1%	514	508	526	512	424
Taxes on income (1)	20%	(1%)	(201)	(203)	(221)	(189)	(168)

Income from continuing operations	22%	3%	313	305	305	323	256
(Loss) income from discontinued operations, net of tax (3)	(150%)	N/M	(18)	—	3	1,211	36

Net Income	1%	(3%)	$295	$305	$308	$1,534	$292

Diluted earnings per share from continuing operations	35%	4%	$.27	$.26	$.26	$.27	$.20
Basic earnings per share	8%	(4%)	$.26	$.27	$.27	$1.29	$.24
Diluted earnings per share	13%	—	$.26	$.26	$.26	$1.28	$.23
Dividends declared per common share	—	—	$.05	$.05	$.05	$1.05	$.05
Weighted-average common shares outstanding – diluted	(8%)	—	1,154	1,159	1,167	1,201	1,257

Performance Measures
Pre-tax profit margin from continuing operations (1)			39.3%	38.9%	39.1%	39.7%	35.2%
Annualized return on stockholders’ equity			32%	33%	35%	145%	23%

Financial Condition (at quarter end, in billions)
Cash and investments segregated (1)	3%	(15%)	$9.4	$11.1	$8.8	$9.4	$9.1
Receivables from brokerage clients	14%	12%	$12.9	$11.5	$12.3	$11.2	$11.3
Loans to banking clients (1)	81%	23%	$4.9	$4.0	$3.4	$3.1	$2.7
Total assets	(1%)	9%	$48.4	$44.6	$42.3	$39.3	$49.0
Deposits from banking clients (1)	70%	28%	$19.9	$15.6	$13.8	$12.5	$11.7
Payables to brokerage clients	4%	(4%)	$19.5	$20.4	$20.3	$18.9	$18.8
Long-term debt (1)	125%	—	$.9	$.9	$.9	$.6	$.4
Stockholders’ equity	(24%)	8%	$3.9	$3.6	$3.7	$3.4	$5.1

Other
Full-time equivalent employees (at quarter end, in thousands) (1)	4%	—	13.4	13.4	13.3	12.9	12.9
Annualized net revenues per average full-time equivalent employee (in thousands) (1)	5%	—	$390	$391	$409	$400	$371
Capital expenditures—cash purchases of equipment, office facilities, and property, net (in millions) (1)	(26%)	(33%)	$32	$48	$52	$34	$43

Clients’ Daily Average Trades (in thousands)
Revenue trades (4)	15%	(7%)	254.7	274.6	275.5	253.5	221.4
Schwab Investor Services (5)	18%	(6%)	22.0	23.3	21.5	20.5	18.6
Schwab Institutional ® (5)	29%	(23%)	21.5	27.9	22.3	19.0	16.7
Schwab Corporate and Retirement Services (5)	—	(14%)	1.2	1.4	1.3	1.3	1.2

Total	16%	(8%)	299.4	327.2	320.6	294.3	257.9

Average Revenue Per Revenue Trade (4)	1%	(1%)	$14.38	$14.47	$13.87	$13.56	$14.27

(1)	Prior period amounts are presented on a continuing operations basis to exclude U.S. Trust Corporation, which was sold on July 1, 2007.

(2)	The second quarter of 2008 includes $16 million for individual client complaints and arbitration claims relating to Schwab YieldPlus Fund investments.

(3)	The second quarter of 2008 includes an $18 million adjustment to finalize the income tax gain related to the sale of U.S. Trust Corporation.

(4)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(5)	Includes eligible trades executed by clients who participate in one or more of the Company's asset-based pricing relationships.

N/M Not meaningful.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statements of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statements of income and financial and operating highlights include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and Charles Schwab Bank. Prior period amounts are presented on a continuing operations basis to exclude U.S. Trust Corporation, which was sold on July 1, 2007. The consolidated statements of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. All material intercompany balances and transactions have been eliminated.

**********

Growth in Client Assets and Accounts

(Unaudited)

	Q2-08 % change		2008		2007
(In billions, at quarter end, except as noted)	vs. Q2-07	vs. Q1-08	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter

Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	26%	10%	$40.1	$36.5	$35.9	$33.5	$31.7
Proprietary funds (Schwab Funds® and Laudus Funds®):
Money market funds	28%	(7%)	189.2	203.3	183.1	160.3	147.4
Equity and bond funds	(30%)	(4%)	47.0	49.0	58.7	64.3	67.1

Total proprietary funds	10%	(6%)	236.2	252.3	241.8	224.6	214.5

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	(6%)	1%	170.2	168.2	180.9	190.8	180.5
Mutual fund clearing services	8%	2%	79.4	77.8	81.8	82.0	73.4
Other third-party mutual funds	4%	3%	230.2	224.2	225.7	224.5	221.4

Total Mutual Fund Marketplace	1%	2%	479.8	470.2	488.4	497.3	475.3

Total mutual fund assets	4%	(1%)	716.0	722.5	730.2	721.9	689.8

Equity and other securities (1)	(5%)	1%	503.7	498.4	545.2	547.8	530.4
Fixed income securities	5%	2%	149.4	146.4	145.8	148.3	142.6
Margin loans outstanding	13%	14%	(12.3)	(10.8)	(11.6)	(10.8)	(10.9)

Total client assets	1%	—	$1,396.9	$1,393.0	$1,445.5	$1,440.7	$1,383.6

Client assets by business
Schwab Investor Services (2)	(3%)	(1%)	$590.7	$595.5	$625.3	$624.5	$607.3
Schwab Institutional	3%	1%	575.3	569.7	583.5	581.0	556.4
Schwab Corporate and Retirement Services (2)	5%	1%	230.9	227.8	236.7	235.2	219.9

Total client assets by business	1%	—	$1,396.9	$1,393.0	$1,445.5	$1,440.7	$1,383.6

Net growth in assets in client accounts (for the quarter ended)
Net new assets
Schwab Investor Services (2)	13%	(56%)	$6.0	$13.7	$14.3	$9.4	$5.3
Schwab Institutional	20%	(27%)	14.5	19.9	17.9	17.1	12.1
Schwab Corporate and Retirement Services (2, 3, 4)	(53%)	(29%)	5.5	7.7	7.3	10.8	11.6

Total net new client assets	(10%)	(37%)	26.0	41.3	39.5	37.3	29.0

Net market (losses) gains (4)	N/M	(76%)	(22.1)	(93.8)	(34.7)	19.8	48.9

Net growth (decline)	(95%)	N/M	$3.9	$(52.5)	$4.8	$57.1	$77.9

New brokerage accounts (in thousands, for the quarter ended)	10%	(8%)	226	246	227	183	206
Clients (in thousands)
Active Brokerage Accounts	5%	1%	7,256	7,162	7,049	6,940	6,880
Banking Accounts	101%	12%	355	318	262	212	177
Corporate Retirement Plan Participants	13%	2%	1,291	1,271	1,205	1,169	1,138

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)

In connection with recent organizational changes, the Company is reporting separately client assets for the Schwab Corporate and Retirement Services business, which was historically included in the Schwab Investor Services business. Additionally, the mutual fund clearing services business, which was historically disclosed separately, is included within the Schwab Corporate and Retirement Services business.

(3)	Includes inflows of $3.3 billion in the third quarter of 2007 related to a mutual fund clearing services client.

(4)

Effective the third quarter of 2007, amounts include the Company’s mutual fund clearing services business’ daily net settlements, with a corresponding change in net market gains (losses). All prior period amounts have been recast to reflect this change.

N/M Not meaningful

The Charles Schwab Corporation Monthly Market Activity Report For June 2008

	2007							2008						% change
	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1, 2)	8.3	13.5	14.7	9.1	11.7	12.1	15.7	11.1	12.5	17.7	3.8	12.2	10.0	(18%)	20%
Net Market (Losses) Gains (2)	(13.2)	(26.4)	4.4	41.8	31.4	(50.4)	(15.7)	(60.6)	(17.8)	(15.4)	42.1	17.8	(82.0)

Total Client Assets (at month end, in billions of dollars)	1,383.6	1,370.7	1,389.8	1,440.7	1,483.8	1,445.5	1,445.5	1,396.0	1,390.7	1,393.0	1,438.9	1,468.9	1,396.9	(5%)	1%

New Brokerage Accounts (in thousands)	58	62	64	57	75	74	78	94	69	83	94	67	65	(3%)	12%
Clients (at month end, in thousands)
Active Brokerage Accounts	6,880	6,898	6,922	6,940	6,974	7,013	7,049	7,093	7,119	7,162	7,206	7,232	7,256	—	5%
Banking Accounts	177	187	200	212	229	247	262	286	302	318	332	344	355	3%	101%
Corporate Retirement Plan Participants	1,138	1,169	1,167	1,169	1,182	1,185	1,205	1,256	1,263	1,271	1,284	1,286	1,291	—	13%
Market Indices (at month end)
Dow Jones Industrial Average	13,409	13,212	13,358	13,896	13,930	13,372	13,265	12,650	12,266	12,263	12,820	12,638	11,350	(10%)	(15%)
Nasdaq Composite	2,603	2,546	2,596	2,702	2,859	2,661	2,652	2,390	2,271	2,279	2,413	2,523	2,293	(9%)	(12%)
Standard & Poor’s 500	1,503	1,455	1,474	1,527	1,549	1,481	1,468	1,379	1,331	1,323	1,386	1,400	1,280	(9%)	(15%)
Clients’ Daily Average Trades (in thousands)
Revenue Trades (3)	218.1	259.5	266.2	231.5	277.3	297.2	250.7	311.2	242.7	268.1	250.6	258.4	255.3	(1%)	17%
Schwab Investor Services (4)	16.7	20.3	20.5	21.3	20.1	21.1	23.4	24.8	21.9	23.1	22.2	24.1	19.7	(18%)	18%
Schwab Institutional® (4)	15.8	18.9	20.2	17.4	20.1	24.9	22.2	32.0	23.5	28.0	21.5	20.9	22.0	5%	39%
Schwab Corporate & Retirement Services (4)	1.1	1.4	1.2	1.2	1.2	1.2	1.4	1.5	1.3	1.3	1.2	1.3	1.2	(8%)	9%

Total	251.7	300.1	308.1	271.4	318.7	344.4	297.7	369.5	289.4	320.5	295.5	304.7	298.2	(2%)	18%

Daily Average Market Share Volume (in millions)
NYSE	1,635	1,662	1,883	1,378	1,324	1,630	1,320	1,927	1,514	1,727	1,310	1,218	1,400	15%	(14%)
Nasdaq	2,192	2,226	2,334	1,921	2,166	2,367	1,900	2,696	2,344	2,294	1,982	2,069	2,261	9%	3%

Total	3,827	3,888	4,217	3,299	3,490	3,997	3,220	4,623	3,858	4,021	3,292	3,287	3,661	11%	(4%)

Mutual Fund Net Buys (Sells) (5) (in millions of dollars)
Large Capitalization Stock	376.5	496.2	26.8	337.0	240.6	(327.5)	(130.3)	(721.5)	819.1	(69.3)	689.1	738.5	284.5
Small / Mid Capitalization Stock	247.5	155.3	(362.7)	(2.9)	(73.8)	(641.9)	(1,009.5)	(1,168.7)	(17.2)	(410.0)	10.9	215.8	277.2
International	719.5	994.6	235.7	663.1	842.2	(80.6)	262.5	(800.2)	283.1	(229.8)	262.1	800.7	(184.6)
Specialized	62.9	(5.8)	(289.1)	78.6	154.3	(191.3)	(132.1)	53.0	206.6	(230.2)	(20.7)	164.4	133.5
Hybrid	302.9	190.1	(47.4)	202.1	179.6	117.9	199.2	202.0	601.8	457.2	457.1	405.7	273.0
Taxable Bond	1,148.7	388.6	(1,908.9)	98.1	953.3	(379.4)	(585.3)	1,407.0	1,047.6	(845.3)	582.0	1,113.1	344.2
Tax-Free Bond	204.7	169.4	(267.4)	111.1	96.7	(152.1)	(519.1)	204.1	(31.6)	10.9	158.6	459.4	358.4
Money Market Funds	829.9	3,512.0	6,490.9	876.8	4,280.3	8,244.8	7,942.0	7,632.2	3,996.8	5,478.6	(7,347.2)	(3,956.8)	(2,378.1)

(1)	August 2007 includes an inflow of $3.3 billion, related to a mutual fund clearing services client.

(2)

Effective August 2007, amounts include the Company‘s mutual fund clearing services business’ daily net settlements, with a corresponding change in net market gains (losses). All prior period amounts have been recast to reflect this change.

(3)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(4)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

(5)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.